UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 26, 2005

SLM Funding LLC, as the Depositor

SLM Student Loan Trust 2005-6, as the Issuer

(Exact name of registrant as specified in its charter)

DELAWARE	333-103545	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of principal executive offices)

Registrant’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 4

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Other Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005	SLM STUDENT LOAN TRUST 2005-6

	By:	SLM FUNDING LLC the Depositor

	By:	/s/ J. LANCE FRANKE
		Name:	J. Lance Franke
		Title:	Vice President

INDEX TO EXHIBITS

(c)	Exhibits

99.1	Other Information.

4